CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of Glenbrook Life Multi-Manager Variable Account (File No. 333-00999).



                         /s/ Freedman, Levy, Krokk & Simonds
                         -----------------------------------
                         FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
September 29, 1998